HAM,
  LANGSTON  &
   BREZINA,  L.L.P.
Certified  Public  Accountants
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                       CONSENT OF INDEPENDENT ACCOUNTANTS



To  the  Board  of  Directors
Berens  Industries,  Inc.


We consent to the use of our Report dated August 25, 1999, relating to the financial statements of BerensGallery.com, Inc. as of June 15, 1999 incorporated by reference herein.



                                          /s/  Ham, Langston & Brezina, L.L.P.


January  17,  2000
Houston,  Texas


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